UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2007

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The previously reported termination of the leasehold interest held by Buzzard Power Corporation (“Buzzard”) in the Scrubgrass generating facility is proceeding as anticipated. On November 30, 2007, Buzzard, a subsidiary of Environmental Power Corporation (the “Company”), and Scrubgrass Generating Company, L.P. (“SGC”) entered into an Omnibus Agreement Regarding Termination of Lease (the “Omnibus Agreement”), relating to the termination of Buzzard’s leasehold interest in the Scrubgrass generating facility located in Venango County, Pennsylvania (the “Scrubgrass Facility”) under the Amended and Restated Lease Agreement between Buzzard and SGC dated as of December 22, 1995, as amended or supplemented to date (as so amended or supplemented, the “Lease Agreement”).

Also on November 30, 2007, EPC Corporation (“EPC”) (Buzzard’s parent and a subsidiary of the Company) entered into a Loan Termination Agreement (the “Loan Termination Agreement”) with Crystal Creek Coalpower Funding, LLC (“Crystal Creek”), relating to the termination of EPC’s obligations under the Note Purchase Agreement, dated September 4, 2003, between EPC and Crystal Creek, and the agreements related thereto (the “Loan Agreements”) and the forgiveness of all amounts owed by EPC to Crystal Creek thereunder.

Closing of the Scrubgrass/Buzzard Omnibus Agreement is expected to occur in the first quarter of 2008 and is subject to customary conditions, including the consent of the Bond Trustee and other third parties. The transactions contemplated by the Loan Termination Agreement are conditioned upon the closing of the transactions under the Omnibus Agreement. As reported in the Company’s Form 10-Q filed with the U.S. Securities and Exchange Commission for the quarterly period ended September 30, 2007, the contemplated disposition is expected to have a combined transaction value of approximately $5.8 million, including cash payments to Buzzard to cover expenses, forgiveness of indebtedness of EPC Corporation, and recognition of deferred gain.

At the closing of the transactions contemplated by the Omnibus Agreement, Buzzard’s leasehold interest in the Scrubgrass Facility, together with the assignment to Buzzard of certain contracts and other rights associated with the Scrubgrass Facility (the “Related Rights”), will be terminated in exchange for a payment to Buzzard of $375,000, and certain indebtedness of Buzzard to SGC will be forgiven. In addition, Buzzard, EPC, SGC and certain other parties to certain agreements relating to the Scrubgrass Facility (the “Project Agreements”) will exchange full mutual releases. Furthermore, as contemplated by the Lease Agreement, certain Project Agreements will be terminated, assigned by Buzzard to SGC, and/or amended to remove Buzzard and/or EPC as parties thereto. The Related Rights and Project Agreements include the following:

•

Management Services Agreement by and between Scrubgrass Generating Company, L.P. and PG&E-Bechtel Generating Company dated December 15, 1990, which was assigned by Scrubgrass Generating Company, L.P. to Buzzard Power Corporation on June 17, 1994. PG&E-Bechtel Generating Company has assigned its rights to this agreement ultimately to U.S. Gen. (now PG&E National Energy Group);

•

Agreement for Operation and Maintenance of the Scrubgrass Cogeneration Plant between Scrubgrass Generating Company, L.P. and Bechtel Power Corporation dated December 21, 1990, which was assigned by Scrubgrass Generating Company, L.P. to Buzzard Power Corporation on June 17, 1994. Bechtel Power Corporation has assigned its rights to this agreement ultimately to U.S. Operating Services Company (now PG&E Operating Services Company);

•

First Amendment to the Agreement for Operation and Maintenance of the Scrubgrass Cogeneration Plant between Buzzard Power Corporation and, ultimately, U.S. Operating Services Company (now PG&E Operating Services Company) dated December 22, 1995;

•	Stock Pledge Agreement, dated December 19, 1991, between Environmental Power Corporation and Scrubgrass Generating Company, L.P.;

•

Amended and Restated Participation Agreement, dated as of December 22, 1995, among Buzzard Power Corporation, Scrubgrass Generating Company, L.P., Environmental Power Corporation, Bankers Trust Company and Credit Lyonnais, as amended to date;

•

Amended and Restated Disbursement and Security Agreement between Scrubgrass Generating Company, L.P., as Lessor, Buzzard Power Corporation, as Lessee, Bankers Trust Company as Disbursement Agent and Credit Lyonnais acting through its New York Branch as Agent, dated as of December 22, 1995, as amended to date;

•

Amended and Restated Lessee Working Capital Loan Agreement between Scrubgrass Generating Company, L.P., as Lender, and Buzzard Power Corporation, as Lessee, dated as of December 22, 1995, as amended to date;

•

Amended and Restated Lessee Working Capital Note, dated December 11, 2006, in the original principal amount of $6,000,000, issued by Buzzard Power Corporation in favor of Scrubgrass Generating Company, L.P., as amended to date;

•

Agreement for the Sale of Electric Energy from the Scrubgrass Generating Plant by and between Pennsylvania Electric Company and Scrubgrass Power Corporation dated August 7, 1987 which was assigned by Scrubgrass Power Corporation to Scrubgrass Generating Company, L.P. on December 15, 1990 and assigned by Scrubgrass Generating Company, L.P. to Buzzard Power Corporation on June 17, 1994, as such agreement has been amended and/or supplemented to date;

•	Settlement Agreement, dated August 3, 2000 and effective February 27, 2001, among Buzzard Power Corporation, Scrubgrass Generating Company L.P. and Pennsylvania Electric Company

The Omnibus Agreement supersedes the Forbearance Agreement, dated December 11, 2006, between SGC and Buzzard, as extended or modified to date, and provides for substantially similar forbearance through the earlier of the closing of the transactions contemplated by the Omnibus Agreement, a default under the lease for the Scrubgrass Facility other than a specified default, or January 31, 2008. This date may be further extended by the mutual agreement of Buzzard and SGC with the consent of the agent for the project lenders through April 30, 2008.

The Loan Agreements that will be terminated by the Loan Termination Agreement include the following:

•	20.0% Senior Secured Note due December 31, 2012 in the original principal amount of $3.7 million, made by EPC Corporation in favor of Crystal Creek Coalpower Funding LLC;

•	Securities Deposit Agreement, dated September 4, 2003, among EPC Corporation, Crystal Creek Coalpower Funding LLC and the Security Deposit Agent and Securities Intermediary named therein;

•	Pledge Agreement, dated September 4, 2003, between the Company and Crystal Creek Coalpower Funding LLC;

•	Management Agreement, dated September 4, 2003, between the Company and EPC Corporation; and

•	Tax Sharing Agreement, dated September 4, 2003, between the Company and EPC Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:  /s/    Michael E. Thomas

        Michael E. Thomas

        Senior Vice President,

        Chief Financial Officer and Treasurer

Dated: December 6, 2007